Exhibit 10.105

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00151505.0

AMENDMENT

Date of Amendment: April 20, 2015

AMENDMENT (this “Amendment” to the Index License Agreement for Funds (internal MSCI reference number DCF_00040) dated as of March 18, 2000 (as previously amended, the “Agreement” is made by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, N.A.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, MSCI owns rights in and to the Indexes listed in Section 1 below (the “Indexes”)

WHEREAS, Licensee wishes to obtain a license to use the Indexes as the basis of the Licensee funds listed in Section 2 below;

WHEREAS, MSCI and Licensee have agreed that the license fees for Licensee’s use of the Indexes as the basis of the Funds will be calculated

***************************************************** *********************************************************;

WHEREAS, the parties must adjust the ********************************* of all Funds ********** due to the fact that one or more of the Funds may *********************************;

WHEREAS, each of the Funds may have a different *********** and, as a result, it is necessary for the parties to apply

**************************************************;

WHEREAS, the parties must apply another ************************************* of all the Funds collectively due to the fact that one or more of the Funds may ****************************************** ****************; and

WHEREAS, due to the ************************************** of all the Funds ***********, it is necessary for the parties to

******************************************************* of all the Funds ***********.

NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties agree as follows:

1.	Exhibit A of the Agreement is hereby amended to add the following indexes (each, an “Index”):
•	MSCI ACWI Diversified Multi-Factor Index
•	MSCI Emerging Markets Diversified Multi-Factor Index
•	MSCI World ex USA Diversified Multi-Factor Index
•	MSCI World ex USA Small Cap Diversified Multi-Factor Index

or such other indexes as agreed by Licensee and MSCI in writing.

2.

Licensee may use the Indexes set forth in Section 1 above solely with respect to the following Licensee funds (each, a “Multi-Factor ETF” and each Multi-Factor ETF shall also be a “Fund” as such term is defined in the Agreement):

•	iShares FactorSelect MSCI Global ETF
•	iShares FactorSelect MSCI Emerging ETF
•	iShares FactorSelect MSCI International ETF
•	iShares FactorSelect MSCI Intl Small-Cap ETF

or such other names as agreed by Licensee and MSCI in writing.

A.N.: 130339

AMD_00151505.0

The Multi-Factor ETFs shall be exchange traded index funds listed on a national securities exchange located in the United States.

3.

Each ***********, Licensee shall pay MSCI a *********** license fee that is calculated for each applicable *********** in accordance with the *********** set forth in the table below and Section 3(a) below. In addition, the *********** license fee shall be subject to ***************************************************************************

********************************************************************.

***********

***********

For the avoidance of doubt, the *********** license fees in the table above shall be calculated ***********. For example,

*****************************************************************************

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**************************************************************************************** *********************.

a.	****** and Calculation Periods

If, in any ***********, no Multi-Factor ETF is (i) launched on any day other than the first calendar day of such *********** and/or

(ii) terminated on any day other than the last calendar day of such ***********, then

***************************************************************************************

****************************************************************************************************.

If, in any ***********, any Multi-Factor ETF is (i) launched on any day other than the first calendar day of such *********** and/or

(ii) terminated on any day other than the last *********** of such ***********, then the parties shall first determine the total number of *****************************. Then, the parties shall calculate the *********************************************. Next, the parties shall calculate the

*************************************************************************************************

****************************************************************************************************************. Finally, the parties shall calculate the total amount of all license fees of all ********************************.

b.	Qualified Expense Ratio

To determine the Qualified Expense Ratio, the parties shall perform the following calculations in the following order:

***********

***********

***********

***********

For the avoidance of doubt, the parties agree that only one Qualified Expense Ratio shall be calculated in each applicable ***********.

c.	Definitions

As used herein, the following capitalized terms shall have the meanings set forth below:

*********** means, for each Multi-Factor ETF individually, the total number of calendar days during any *********** when shares of such Multi-Factor ETF was offered or made available for purchase or sale to or by the general public via an exchange.

A.N.: 130339

AMD_00151505.0

*********** means the total of the ********************************************** ********************. “AUM” means the *********** individually in each applicable period over the applicable Active Days.

“Calculation Period” means each period of time within a *********** during which there was

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“Double Weighted Value” means, for each Multi-Factor ETF individually, the number obtained by multiplying

****************************************************************************************************

*********************.

“Expense Ratio” means, for each Multi-Factor ETF individually, the ********************************* when dividing

*****************************************************************************

*******************************************************.

“Prorated *********** Value” means, for each Multi-Factor ETF individually, the number obtained by dividing

******************************************************************.

“Qualified Expense Ratio” means the number obtained by dividing ********************************

**************************************************************************************.

“Total AUM” means the ******************************************************* over all Active Days in each applicable

*********** over the applicable ************************* ******************** **********. “Total Days” means the total number of calendar days in each applicable ***********.

“Total Double Weighted Value” means, for each applicable ***********, the total of the ********************** of all Multi-Factor ETFs **********************.

“Total Prorated *********** Value” means, for each applicable ***********, the total of the *********** of all Multi-Factor ETFs

***********

“Total Weighting Adjustment” means, for each applicable ***********, the total of the *********** of all Multi-Factor ETFs

***********.

“Weighted AUM Factor” means, for each Multi-Factor ETF individually, the number obtained by dividing

**************************************************************************************** ***********.

“Weighted Average Expense Ratio” means, for each Multi-Factor ETF individually, the number obtained by multiplying

*****************************************************************************

****************************************************************.

“Weighted Prorating Factor” means, for each Multi-Factor ETF individually, the number obtained by dividing

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****************************************************************************************.

“Weighted Adjustment” means, for each Multi-Factor ETF individually, the number obtained by multiplying

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********************************************.

A.N.: 130339

AMD_00151505.0

a.	Special Notes

Notwithstanding anything to the contrary contained herein, if, at any time during any ****, a Multi-Factor ETF

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******************************************************************************************************

*****************************************************************************************************

******************************************************************************************************.

Where necessary to align any relevant payment with the ***********. MSCI shall ********************************* applicable to any Multi-Factor ETF using a calculation method for such *********** that is reasonably determined by MSCI.

b.	Reporting Requirements

Within *********** days after the close of each *********** during the term of this Amendment, Licensee shall provide to MSCI a written report identifying **************************************************************************

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*****************************************************.

4.	Special Conditions:

a.This Amendment is intended to amend and operate in conjunction with the Agreement, and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that this Amendment conflicts with the Agreement, this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

b.MSCI may terminate this Amendment with respect to any individual Index set forth in Section 1 if within two (2) years of the date on which MSCI first launches any one of the, Licensee does not list the relevant Multi-Factor ETF that is based on such Index. As used herein, “*********** means any one or more of

********************************************************************* *******************.

c.If Licensee delists any Multi-Factor ETF or changes the underlying Index for any Multi-Factor ETF, Licensee’s right to use the relevant Index set forth in Section 1 with respect to such Multi-Factor ETF shall automatically and immediately terminate.

d.This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

e.MSCI shall not ******************************************** any exchange traded fund listed in

********************** that is based on any ********************************* on which Licensee

********************************************. Notwithstanding the foregoing, at any time after

******************************************************************** ********************** that is based on any or all of the ***********.

ACKNOWLEDGED AND AGREED		MSCI INC.
LICENSEE: BlackRock Fund Advisors
By	/s/ Patrick Dunne	By	/s/ Alex Gil
Name		Name	Alex Gil
Title		Title	Executive Director
		Date	May 13, 2015

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